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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            ----------------------
                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  November 13, 2001

                             Network Engines, Inc.
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              (Exact name of registrant as specified in charter)

          Delaware                     000-30863                04-3064173
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)

25 Dan Road, Canton, Massachusetts                                 02021
         ------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (781) 332-1000
                                                     --------------

                                      N/A
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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     On November 13, 2001, Network Engines (the "Corporation") repurchased
234,822 shares of the common stock of the Corporation from Lawrence A. Genovesi, the Corporation's current chairman and its former chief executive officer and president, for $225,195 in a private transaction. The purchase price was determined based on the average closing price of the Corporation's common stock over the ten trading days prior to the purchase date. Mr. Genovesi used the proceeds to pay down outstanding debt owed to the Corporation.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     (a)  None.

     (b)  None.

     (c)  None.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 2001           Network Engines, Inc.
                                   ---------------------
                                   (Registrant)


                                   By: /s/ Douglas G. Bryant
                                       ----------------------
                                   Name:  Douglas G. Bryant
                                   Title: Vice President of Administration,
                                          Chief Financial Officer,
                                          Treasurer and Secretary